Exhibit 10.5

Execution Version

FIRST AMENDMENT TO GAS GATHERING AND COMPRESSION AGREEMENT

This First Amendment to Gas Gathering and Compression Agreement (this “Amendment”) is executed on September 5, 2018 by and between Diamondback E&P LLC, a Delaware limited liability company (“Producer”) and Rattler Midstream LLC, a Delaware limited liability company (“Gatherer”). Producer and Gatherer may be referred to herein individually as a “Party” or collectively as the “Parties.” Capitalized terms used but not otherwise defined in this Amendment shall have the meanings ascribed to them in the Agreement (as defined below).

WHEREAS, the Parties entered into that certain Gas Gathering and Compression Agreement on June 29, 2018 (the “Agreement”) but dated effective as of January 1, 2018, whereby, among other things, Gatherer agreed to provide the Services to Producer, in accordance with the terms and conditions set forth thereunder; and

WHEREAS, the Parties desire to amend the Agreement as set forth herein.

NOW, THEREFORE, in consideration of the premises and mutual covenants set forth herein and for other valuable consideration hereby acknowledged, the Parties agree to modify and amend the Agreement as follows:

1.	Amendments. The Agreement is hereby amended as follows:

(a)	Exhibit A to the Agreement is hereby deleted in its entirety and replaced with Exhibit A – Dedicated Acreage attached to this Amendment.

2.	Miscellaneous.

(a)

Ratification; Reaffirmation and No Release. The Parties hereby ratify and confirm that the terms and provisions of the Agreement, as modified hereby, shall remain in full force and effect following the execution of this Amendment for all purposes. The Parties hereby covenant and agree that the Agreement, as amended by this Amendment, supersede all prior agreements, prior arrangements and prior understandings relating to the subject matter hereof and thereof. Except as expressly amended hereunder, this Amendment shall not modify, release, waive or excuse, and each Party shall remain responsible and liable for, such Party’s respective rights and obligations (or breach thereof) under the Agreement.

(b)

References. All references to the Agreement in any document, instrument, agreement or writing delivered pursuant to the Agreement (as amended hereby) shall hereafter be deemed to refer to the Agreement as amended hereby.

(c)

Counterparts. This Amendment may be executed in any number of counterparts and each such counterpart hereof shall be deemed to be an original instrument, but all of such counterparts shall constitute for all purposes one agreement. Any signature hereto delivered by a Party by facsimile or other electronic transmission (including pdfs. delivered by email) shall be deemed an original signature hereto.

[Signature page follows.]

IN WITNESS WHEREOF, this Amendment has been signed by each of the Parties hereto on the date first above written.

PRODUCER
DIAMONDBACK E&P LLC

By:	/s/ Travis D. Stice
Name: Travis D. Stice
Title: CEO

GATHERER
RATTLER MIDSTREAM LLC

By:	/s/ Travis D. Stice
Name: Travis D. Stice
Title: CEO

First Amendment to Gas Gathering and Compression Agreement

Signature Page

EXHIBIT A

DEDICATED ACREAGE

T & P RR CO
BLK 51 T7S
T & P RR CO
BLK 50 T7S
P S L
BLK C1
P S L
BLK C2
H & G N RR CO
BLK 8
T & P RR CO
BLK 51 T8S
T & P RR CO
BLK 50 T8S
T & P RR CO
BLK 49 T8S
H & T C RR CO
BLK 1
Reeves
Pecos
T & P RR CO
BLK 50 T9S
T & P RR CO
BLK 49 T9S
T & P RR CO
BLK 48 T9S
T & P RR CO
BLK 52 T10S
T & P RR CO
BLK 49 T10S
Utah
Date: 9/4/2018
Diamondback Acreage
N

Exhibit A - 1

W P HOWARD
BLK 105
G C & S F RR CO
BLK 105
T & S T L RR CO
BLK 140
G C & S F RR CO
BLK 119
G C & S F RR CO
BLK 114
T & S T L RR CO
BLK 146
T C RR CO
BLK 5
Utah
Date: 8/30/2018
Diamondback Acreage
N

Exhibit A - 2